UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2023

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 21, 2023, the Board of Directors of TD SYNNEX Corporation (the "Company") appointed John Henry, age 48, Senior Vice President, Chief Accounting Officer, as the Company's principal accounting officer. Mr. Henry joined the Company in 2015 as the Vice President of Corporate Accounting and has served as Senior Vice President, Chief Accounting Officer since November 2020. Prior to joining the Company, Mr. Henry served as a public accountant with both Arthur Andersen LLP and PricewaterhouseCoopers LLP, and as an accountant for DirecTV and AECOM. Mr. Henry is a graduate of California State University at Fresno with a degree in Accounting.
Mr. Henry will continue to participate in the Company's management incentive compensation program and to be eligible to participate in the Company's 401(k) plan, health plans and other benefits upon terms commensurate with other executives at the level of Senior Vice President.
The Company has not entered into any material contract, plan or arrangement with Mr. Henry in connection with his appointment as the Company's principal accounting officer. There are no family relationships among any of the Company's directors or executive officers and Mr. Henry. There are no related party transactions between the Company and Mr. Henry reportable under Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held an Annual Meeting of Stockholders on March 21, 2023, at which the following occurred:

Proposal 1: Election of eleven directors to hold office until the 2024 Annual Meeting of Stockholders:

ELECTION OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Dennis Polk	86,369,350	2,654,218	2,486,879
Robert Kalsow-Ramos	86,759,459	2,272,228	2,478,760
Ann Vezina	88,737,089	294,599	2,478,759
Richard Hume	87,987,345	1,044,340	2,478,762
Fred Breidenbach	87,533,932	1,489,637	2,486,878
Hau Lee	86,844,405	2,187,282	2,478,760
Matthew Miau	76,677,361	12,346,204	2,486,882
Nayaki Nayyar	85,431,917	3,599,770	2,478,760
Matthew Nord	86,823,009	2,208,676	2,478,762
Merline Saintil	85,091,777	3,939,908	2,478,762
Duane Zitzner	87,685,349	1,338,219	2,486,879

Proposal 2: The advisory vote to approve the Company's executive compensation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
86,312,020	2,611,511	108,152	2,478,764

Proposal 3: The advisory vote to approve the frequency of holding an advisory vote on the Company's executive compensation was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
86,988,987	43,197	1,913,220	86,275	2,478,768

Proposal 4: The vote to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company's independent registered public accountants was as follows:

FOR	AGAINST	ABSTAIN
91,174,885	251,274	84,288

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2023	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary